N-SAR EXHIBIT: Sub-item 77C
EQ ADVISORS TRUST
Item 77C: Submission of matters to a vote of security holders

EQAT - PROXY VOTING RESULTS (UNAUDITED)
 At a Special Meeting of Shareholders held on March 28, 2017, shareholders of the EQ Advisors Trust approved the election of Steven M. Joenk, Mark A. Barnard, Thomas W. Brock, Donald E. Foley, Christopher P.A. Komisarjevsky, H. Thomas McMeekin, Gloria D. Reeg, Gary S. Schpero, Kenneth L. Walker and Caroline L. Williams to serve as the Board of Trustees of EQ Advisors Trust.  The results of the shareholder vote are as follows:

Shareholders of All Funds Vote Collectively
For
Against
Abstain
Mark A. Barnard
9,705,616,239.135

463,797,570.738
N/A
Thomas W. Brock
 9,710,409,811.414
459,003,998.459
N/A
Donald E. Foley
 9,711,253,796.340
458,160,013.532
N/A
Steven M. Joenk
 9,717,130,413.567
452,283,396.306
N/A
Christopher P.A. Komisarjevsky
 9,692,637,672.480
476,776,137.393
N/A
H. Thomas McMeekin
 9,710,854,089.421
458,559,720.452
N/A
Gloria D. Reeg
 9,713,420,794.313
455,993,015.560
N/A
Gary S. Schpero
 9,702,075,988.781
467,337,821.091
N/A
Kenneth L. Walker
 9,717,983,787.078
451,430,022.795
N/A
Caroline L. Williams
 9,711,631,868.715
457,781,941.157
N/A

 At a Special Meeting of Shareholders held on March 28, 2017, shareholders of each Portfolio approved changes to each Fund’s fundamental investment restriction with respect to diversification.  The results of the shareholder vote are as follows:
Portfolio
For
Against
Abstain
1290 VT Socially Responsible
9,042,873.189
939,451.526
1,192,979.295
1290 VT DoubleLine Dynamic Allocation
(formerly All Asset Moderate Growth – Alt 15)
2,624,851.974
311,877.5
295,241,522
AXA Aggressive Strategy
179,724,107.529
11,536,023.536
13,752,325.043
AXA All Asset Growth – Alt 20
12,360,877.853
1,071,445.756
1,022,461.271
AXA Balanced Strategy
203,599,468.085
13,550,249.889
18,876,835.727
AXA Conservative Growth Strategy
98,462,456.350
4,823,155.163
9,005,465.937
AXA Conservative Strategy
66,475,363.423
2,897,661.170
7,012,549.616
AXA Franklin Balanced Managed Volatility
105,559,296.227
7,409,055.386
6,352,507.252
AXA Franklin Small Cap Value Managed Volatility
15,785,490.130
1,291,664.491
755,039.031
AXA Franklin Templeton Allocation Managed Volatility
100,396,768.943
6,520,396.181
8,435,701.773
AXA Global Equity Managed Volatility
121,057,428.882
11,586,965.137
7,242,007.896
AXA Growth Strategy
233,597,850.143
14,736,488.224
21,067,899.641
AXA International Core Managed Volatility
147,486,654.943
11,240,476.722
10,547,053.597
AXA International Value Managed Volatility
70,843,902.810
5,461,633.966
4,503,899.539
AXA Large Cap Core Managed Volatility
229,229,272.383
15,053,362.179
14,415,609.593
AXA Large Cap Growth Managed Volatility
144,232,801.997
11,367,620.510
9,484,664.395
AXA Large Cap Value Managed Volatility
261,365,363.054
20,229,698.973
17,652,596.654
AXA Mid Cap Value Managed Volatility
109,238,172.272
9,144,470.792
7,824,434.650
AXA Moderate Growth Strategy
384,996,295.568
25,271,063.037
31,337,295.033
AXA Mutual Large Cap Equity Managed Volatility
39,150,620.069
1,884,617.821
3,800,295.874
1290 VT Real Estate
(formerly AXA Real Estate)
2,428,703.095
27,542.541
464,331.781
AXA SmartBeta Equity
1,273,675.041
21,271.862
468.806
AXA Templeton Global Equity Managed Volatility
56,845,165.907
4,071,293.300
4,922,077.182
AXA Ultra Conservative Strategy
21,190,349.330
1,793,379.648
2,032,851.007
AXA/AB Dynamic Growth
30,688,395.829
1,035,396.245
2,433,152.572
AXA/AB Dynamic Moderate Growth
186,811,627.604
13,054,574.872
13,047,794.157
AXA/AB Small Cap Growth
87,433,483.834
7,048,704.323
7,228,055.439
AXA/ClearBridge Large Cap Growth
28,518,379.138
2,475,073.285
1,526,136.302
1290 VT DoubleLine Opportunistic Bond
(formerly AXA/DoubleLine Opportunistic Core Plus Bond)
4,086,568.849
498,352.315
2,675,757.788
AXA/Goldman Sachs Strategic Allocation
23,656,471.835
2,025,884.610
2,897,836.139
1290 VT Small Cap Value
(formerly AXA/Horizon Small Cap Value)

17,663,643.020
0.000
0.000
AXA/Invesco Strategic Allocation
14,655,142.377
772,300.574
734,263.050
AXA/Janus Enterprise
43,612,461.305
3,646,391.612
2,903,961.977
AXA/Legg Mason Strategic Allocation
5,490,154.952
191,428.164
174,504.584
AXA/Loomis Sayles Growth
69,478,278.508
8,717,423.253
3,808,265.723
1290 VT Micro Cap
(formerly AXA/Lord Abbett Micro Cap)
12,616,183.824
0
0
AXA/Morgan Stanley Small Cap Growth
26,139,148.681
0
0
EQ/BlackRock Basic Value Equity
70,535,572.745
6,174,513.016
4,954,171.335
1290 VT Equity Income
(formerly EQ/Boston Advisors Equity Income)
101,811,945.499
7,722,669.375
5,083,526.998
EQ/Capital Guardian Research
13,923,980.873
744,383.523
800,354.542
EQ/Common Stock Index
164,948,207.845
13,197,957.225
11,977,359.043
1290 VT Convertible Securities
(formerly EQ/Convertible Securities)
1,522,205.303
0
113,175.516
EQ/Core Bond Index
735,110,395.131
55,618,516.210
50,280,686.667
EQ/Emerging Markets Equity PLUS
5,023,789.187
14,756.036
134,127.404
1290 VT Energy
(formerly EQ/Energy ETF)
513,243.217
620.344
286,907.660
EQ/Equity 500 Index
111,765,192.191
9,765,912.155
7,087,149.691
1290 VT GAMCO Mergers & Acquisition
(formerly EQ/GAMCO Mergers and Acquisition)
16,848,882.373
1,255,567.393
1,139,647.607
1290 VT GAMCO Small Company Value
(formerly EQ/GAMCO Small Company Value)
44,408,542.828
4,716,704.716
3,139,485.398
EQ/Global Bond PLUS
31,814,440.196
1,611,737.146
1,622,388.676
1290 VT High Yield Bond
(formerly EQ/High Yield Bond)
18,822,168.032
142,913.611
438,844.644
EQ/Intermediate Government Bond
695,171,364.992
57,073,656.418
41,975,282.290
EQ/International Equity Index
168,938,565.959
14,728,015.931
9,279,553.878
EQ/Invesco Comstock
12,118,330.101
857,469.039
659,759.752
EQ/JP Morgan Value Opportunities
25,488,789.825
2,401,943.866
3,071,993.997
EQ/Large Cap Growth Index
84,985,142.994
8,862,444.564
7,084,170.365
EQ/Large Cap Value Index
62,508,022.891
6,842,377.080
4,085,676.708
1290 VT Low Volatility Global Equity
(formerly EQ/Low Volatility Global ETF)
412,633.020
0
85,459.533
EQ/MFS International Growth
158,474,793.872
13,039,894.328
11,985,031.628
EQ/Mid Cap Index
109,938,920.211
8,991,699.184
6,476,472.873
EQ/Money Market
1,205,108,972.040
97,596,593.585
108,571,119.934
EQ/Oppenheimer Global
11,507,552.456
712,752.267
675,713.254
EQ/PIMCO Global Real Return
N/A
N/A
N/A
EQ/PIMCO Ultra Short Bond
122,884,485.670
12,483,226.091
3,738,599.869
EQ/Quality Bond PLUS
165,064,689.609
14,421,063.588
11,261,494.500
EQ/Small Company Index
83,773,781.005
7,067,279.340
5,325,930.685
EQ/T. Rowe Price Growth Stock
22,660,831.813
1,645,005.852
1,610,074.212
EQ/UBS Growth and Income
9,342,451.538
785,730.197
407,188.175
Multimanager Aggressive Equity
18,217,147.601
1,623,573.483
1,230,875.072
Multimanager Core Bond
62,607,275.748
4,623,868.202
4,463,512.432
Multimanager Mid Cap Growth
17,046,320.116
1,590,038.798
917,075.681
Multimanager Mid Cap Value
11,964,834.170
1,184,277.516
535,189.378

At a Special Meeting of Shareholders held on March 28, 2017, shareholders of each Fund approved changes to each Fund’s fundamental investment restriction with respect to borrowing money.  The results of the shareholder vote are as follows:
Portfolio
For
Against
Abstain
1290 VT Socially Responsible
8,861,877.612
1,110,338.629
1,203,087.769
1290 VT DoubleLine Dynamic Allocation
(formerly All Asset Moderate Growth – Alt 15)
2,665,523.736
271,205.811
295,241.522
AXA Aggressive Strategy
171,955,255.138
18,926,248.508
14,130,952.462
AXA Balanced Strategy
195,805,892.111
19,909,502.403
20,311,159.187
AXA Conservative Growth Strategy
95,469,311.976
7,643,806.404
9,177,959.071
AXA Conservative Strategy
65,379,220.234
3,802,420.480
7,203,933.494
AXA Franklin Balanced Managed Volatility
102,798,595.725
9,637,531.038
6,884,732.477
AXA Franklin Small Cap Value Managed Volatility
15,058,843.306
1,992,382.313
780,968.114
AXA Franklin Templeton Allocation Managed Volatility
97,955,244.453
8,888,058.373
8,509,564.072
AXA Global Equity Managed Volatility
118,071,925.647
14,142,152.239
7,672,324.029
AXA Growth Strategy
226,377,961.284
21,292,630.263
21,731,646.461
AXA International Core Managed Volatility
143,836,538.505
14,132,851.832
11,304,794.925
AXA International Value Managed Volatility
68,825,915.388
7,037,939.128
4,945,581.990
AXA Large Cap Core Managed Volatility
225,282,389.095
18,229,394.815
15,186,460.246
AXA Large Cap Growth Managed Volatility
140,194,992.336
14,604,540.269
10,285,554.297
AXA Large Cap Value Managed Volatility
253,451,434.198
26,598,583.881
19,197,640.602
AXA Mid Cap Value Managed Volatility
105,986,865.907
11,701,826.161
8,518,385.646
AXA Moderate Growth Strategy
371,160,955.508
37,477,224.542
32,966,473.588
AXA Mutual Large Cap Equity Managed Volatility
38,635,523.792
2,546,116.743
3,653,893.529
1290 VT Natural Resources
(formerly AXA Natural Resources)
1,653,727.027
571,928.436
670,489.854
1290 VT Real Estate
(formerly AXA Real Estate)
2,302,437.914
79,676.478
538,463.042
AXA SmartBeta Equity
1,257,650.097
37,296.810
468.802
AXA Templeton Global Equity Managed Volatility
55,235,148.412
5,634,521.448
4,968,866.179
AXA Ultra Conservative Strategy
20,662,707.807
2,668,157.135
1,685,715.051
AXA/AB Small Cap Growth
85,800,366.990
8,664,978.839
7,244,898.100
AXA/ClearBridge Large Cap Growth
27,825,947.119
3,044,878.439
1,648,763.168
1290 VT DoubleLine Opportunistic Bond
(formerly AXA/DoubleLine Opportunistic Core Plus Bond)
4,008,192.077
566,718.369
2,685,768.443
AXA/Goldman Sachs Strategic Allocation
23,110,004.812
2,182,984.658
3,287,203.114
1290 VT Small Cap Value
(formerly AXA/Horizon Small Cap Value)
17,663,643.020
0.000
0.000
AXA/Invesco Strategic Allocation
14,720,699.202
737,747.562
703,259.236
AXA/Janus Enterprise
41,975,142.134
4,932,738.620
3,254,934.140
AXA/Legg Mason Strategic Allocation
5,342,844.840
308,338.785
204,904.075
AXA/Loomis Sayles Growth
N/A
N/A
N/A
1290 VT Micro Cap
(formerly AXA/Lord Abbett Micro Cap)
12,616,183.824
0
0
AXA/Morgan Stanley Small Cap Growth
26,139,148.681
0
0
EQ/BlackRock Basic Value Equity
68,401,448.095
7,814,407.206
5,448,401.795
EQ/Capital Guardian Research
13,471,087.263
1,222,962.209
774,669.466
EQ/Common Stock Index
158,463,664.028
18,816,261.219
12,843,598.867
1290 VT Convertible Securities
(formerly EQ/Convertible Securities)
1,522,205.303
0
113,175.516
EQ/Core Bond Index
714,235,682.566
73,194,500.716
53,579,414.726
EQ/Emerging Markets Equity PLUS
4,840,012.047
134,025.501
198,635.079
1290 VT Energy
(formerly EQ/Energy ETF)
513,243.217
620.344
286,907.660
EQ/Equity 500 Index
107,921,161.650
12,862,610.919
7,834,481.468
EQ/Global Bond PLUS
30,894,506.106
1,944,126.502
2,209,933.409
1290 VT High Yield Bond
(formerly EQ/High Yield Bond)
17,995,506.635
969,574.835
438,844.644
EQ/Intermediate Government Bond
677,760,364.001
72,010,621.542
44,449,318.157
EQ/International Equity Index
163,918,330.406
18,488,369.077
10,539,436.581
EQ/Invesco Comstock
11,814,964.842
1,049,896.109
770,697.941
EQ/JP Morgan Value Opportunities
24,158,504.716
3,546,784.846
3,257,438.126
EQ/Large Cap Growth Index
82,088,937.772
11,109,447.502
7,733,372.578
EQ/Large Cap Value Index
60,023,781.573
8,423,910.247
4,988,384.859
1290 VT Low Volatility Global Equity
(formerly EQ/Low Volatility Global ETF)
412,633.020
0
85,459.533
EQ/Mid Cap Index
107,016,469.765
11,323,039.982
7,067,582.521
EQ/Money Market
1,162,129,925.228
135,118,059.169
114,028,701.161
EQ/Oppenheimer Global
11,132,867.500
991,130.577
772,019.900
EQ/PIMCO Global Real Return
5,686,149.607
865,827.942
674,599.697
EQ/Quality Bond PLUS
160,785,689.127
17,745,129.736
12,216,428.834
EQ/Small Company Index
81,377,039.403
9,124,520.777
5,665,430.850

       At a Special Meeting of Shareholders held on March 28, 2017, shareholders of each Fund approved changes to each Fund’s fundamental investment restriction with respect to issuing senior securities.  The results of the shareholder vote are as follows:
Portfolio
For
Against
Abstain
1290 VT Socially Responsible
9,194,648.385
734,787.314
1,245,868.311
1290 VT DoubleLine Dynamic Allocation
(formerly All Asset Moderate Growth – Alt 15)
2,643,317.137
251,624.179
337,029.753
AXA Aggressive Strategy
174,703,250.341
16,106,255.533
14,202,950.233
AXA Balanced Strategy
203,124,054.431
13,266,476.710
19,636,022.560
AXA Conservative Growth Strategy
96,846,558.699
5,802,454.079
9,642,064.672
AXA Conservative Strategy
66,236,135.269
2,670,307.362
7,479,131.577
AXA Franklin Balanced Managed Volatility
104,301,849.363
8,434,683.684
6,584,325.818
AXA Franklin Small Cap Value Managed Volatility
15,378,590.118
1,575,217.727
878,385.888
AXA Franklin Templeton Allocation Managed Volatility
99,445,267.728
7,279,356.150
8,628,243.020
AXA Global Equity Managed Volatility
120,001,114.479
11,920,828.821
7,964,458.615
AXA Growth Strategy
229,092,520.870
17,774,714.042
22,535,003.096
AXA International Core Managed Volatility
146,303,859.781
11,418,433.635
11,551,891.846
AXA International Value Managed Volatility
70,527,817.856
5,356,914.626
4,924,703.832
AXA Large Cap Core Managed Volatility
228,986,807.546
15,203,910.836
14,507,526.682
AXA Large Cap Growth Managed Volatility
143,029,614.279
11,655,910.881
10,399,561.742
AXA Large Cap Value Managed Volatility
258,143,918.647
21,287,445.558
19,816,294.476
AXA Mid Cap Value Managed Volatility
108,003,817.476
9,596,331.356
8,606,928.882
AXA Moderate Growth Strategy
379,797,630.928
27,503,165.133
34,303,857.577
AXA Mutual Large Cap Equity Managed Volatility
38,559,439.682
2,487,830.155
3,788,264.227
1290 VT Natural Resources
(formerly AXA Natural Resources)
1,670,201.805
92,102.925
1,133,840.587
1290 VT Real Estate
(formerly AXA Real Estate)
2,363,197.866
93,047.787
464,331.781
AXA SmartBeta Equity
1,257,650.100
35,016.417
2,749.192
AXA Templeton Global Equity Managed Volatility
56,635,210.810
4,237,734.530
4,965,590.699
AXA Ultra Conservative Strategy
21,054,208.948
2,223,813.413
1,738,557.631
AXA/AB Small Cap Growth
86,546,203.406
7,418,585.004
7,745,455.186
AXA/ClearBridge Large Cap Growth
28,094,162.352
2,543,659.166
1,881,767.208
1290 VT DoubleLine Opportunistic Bond
(formerly AXA/DoubleLine Opportunistic Core Plus Bond)
4,067,965.540
516,955.561
2,675,757.788
AXA/Goldman Sachs Strategic Allocation
23,645,423.210
2,013,226.554
2,921,542.820
1290 VT Small Cap Value
(formerly AXA/Horizon Small Cap Value)
17,663,643.020
0.000
0.000
AXA/Invesco Strategic Allocation
14,885,788.561
551,602.974
724,314.466
AXA/Janus Enterprise
43,091,846.331
3,833,307.671
3,237,660.892
AXA/Legg Mason Strategic Allocation
5,370,350.231
280,833.394
204,904.075
1290 VT Micro Cap
(formerly AXA/Lord Abbett Micro Cap)
12,616,183.824
0
0
AXA/Morgan Stanley Small Cap Growth
26,139,148.681
0
0
EQ/BlackRock Basic Value Equity
69,326,835.606
6,668,836.418
5,668,585.071
EQ/Capital Guardian Research
13,613,050.909
1,006,697.970
848,970.059
EQ/Common Stock Index
161,431,228.873
15,500,049.426
13,192,245.814
1290 VT Convertible Securities
(formerly EQ/Convertible Securities)
1,522,205.303
0
113,175.516
EQ/Core Bond Index
728,546,753.079
59,326,081.353
53,136,763.576
EQ/Emerging Markets Equity PLUS
4,878,040.343
32,650.379
261,981.906
1290 VT Energy
(formerly EQ/Energy ETF)
512,124.426
1,739.139
286,907.660
EQ/Equity 500 Index
109,417,927.962
10,931,299.975
8,269,026.061
EQ/Global Bond PLUS
31,807,460.999
1,380,288.974
1,860,816.044
1290 VT High Yield Bond
(formerly EQ/High Yield Bond)
18,565,578.658
377,784.959
460,562.497
EQ/Intermediate Government Bond
694,089,501.936
53,881,597.615
46,249,204.149
EQ/International Equity Index
166,573,039.743
16,180,297.611
10,192,798.709
EQ/Invesco Comstock
11,916,915.595
974,529.202
744,114.095
EQ/JP Morgan Value Opportunities
25,427,638.404
2,292,675.504
3,242,413.779
EQ/Large Cap Growth Index
83,649,526.439
9,323,162.118
7,959,069.293
EQ/Large Cap Value Index
61,823,505.969
7,315,996.167
4,296,574.544
1290 VT Low Volatility Global Equity
(formerly EQ/Low Volatility Global ETF)
405,306.576
7,326.443
85,459.533
EQ/Mid Cap Index
108,854,844.396
9,532,978.057
7,019,269.815
EQ/Money Market
1,182,685,874.900
107,721,453.561
120,869,357.097
EQ/Oppenheimer Global
11,372,946.245
743,605.439
779,466.292
EQ/PIMCO Global Real Return
6,013,980.672
515,259.617
697,336.957
EQ/Quality Bond PLUS
163,275,334.485
14,857,491.599
12,614,421.613
EQ/Small Company Index
83,005,157.847
7,602,909.965
5,558,923.218

       At a Special Meeting of Shareholders held on March 28, 2017, shareholders of each Fund approved changes to each Fund’s fundamental investment restriction with respect to issuing senior securities and borrowing money.  The results of the shareholder vote are as follows:
Portfolio
For
Against
Abstain
ATM International Managed Volatility
171,661,129.238
0.000
0.000
ATM Large Cap Managed Volatility
264,871,622.012
0.000
0.000
ATM Mid Cap Managed Volatility
24,960,911.692
0.000
0.000
ATM Small Cap Managed Volatility
78,547,335.165
0.000
0.000
AXA 2000 Managed Volatility
132,872,289.211
13,395,901.037
8,677,334.071
AXA 400 Managed Volatility
28,202,514.480
2,639,589.058
2,160,010.176
AXA 500 Managed Volatility
323,394,021.008
32,298,103.981
23,865,417.112
AXA All Asset Growth – Alt 20
11,884,183.900
1,469,675.036
1,100,925.944
AXA International Managed Volatility
147,143,698.371
11,261,252.366
11,999,303.879
AXA/AB Dynamic Growth
30,189,847.753
1,308,506.232
2,658,590.662
AXA/AB Dynamic Moderate Growth
181,504,642.825
16,714,813.327
14,694,540.481
AXA/AB Short Duration Government Bond
135,641,474.025
12,923,889.110
10,055,075.449
AXA/Loomis Sayles Growth
67,838,557.190
9,299,135.351
4,866,274.943
1290 VT Equity Income
(formerly EQ/Boston Advisors Equity Income)
99,311,172.433
9,710,332.385
5,596,637.054
1290 VT GAMCO Mergers & Acquisition
(formerly EQ/GAMCO Mergers and Acquisition)
16,573,040.453
1,486,644.249
1,184,412.671
1290 VT GAMCO Small Company Value
(formerly EQ/GAMCO Small Company Value)
43,031,750.461
5,781,074.336
3,451,908.145
EQ/MFS International Growth
154,276,613.760
16,279,490.374
12,943,615.694
EQ/PIMCO Ultra Short Bond
116,496,364.571
16,100,717.181
6,509,229.878
EQ/T. Rowe Price Growth Stock
21,827,984.060
2,244,516.287
1,843,411.530
EQ/UBS Growth and Income
8,508,275.535
1,366,745.683
660,348.692
Multimanager Aggressive Equity
17,513,468.959
2,202,360.537
1,355,766.661
Multimanager Core Bond
60,847,680.957
6,100,498.675
4,746,476.750
Multimanager Mid Cap Growth
16,204,540.794
2,307,698.622
1,041,195.180
Multimanager Mid Cap Value
11,812,790.721
1,351,774.550
519,735.845
Multimanager Technology
33,086,390.315
4,108,341.543
2,454,246.081

 At a Special Meeting of Shareholders held on March 28, 2017, shareholders of each Portfolio approved changes to each Fund’s fundamental investment restriction with respect to underwriting.  The results of the shareholder vote are as follows:
Portfolio
For
Against
Abstain
1290 VT Socially Responsible
9,192,159.296
754,648.319
1,228,496.395
1290 VT DoubleLine Dynamic Allocation
(formerly All Asset Moderate Growth – Alt 15)
2,756,383.202
180,346.345
295,241.522
ATM International Managed Volatility
171,661,129.238
0.000
0.000
ATM Large Cap Managed Volatility
264,871,622.012
0.000
0.000
ATM Mid Cap Managed Volatility
24,960,911.692
0.000
0.000
ATM Small Cap Managed Volatility
78,547,335.165
0.000
0.000
AXA 2000 Managed Volatility
135,439,185.077
10,322,289.801
9,184,050.676
AXA 400 Managed Volatility
28,337,620.932
2,446,975.787
2,217,516.995
AXA 500 Managed Volatility
331,818,107.255
24,732,831.299
23,006,599.851
AXA Aggressive Strategy
175,691,102.615
14,640,047.819
14,681,305.674
AXA All Asset Growth – Alt 20
12,338,458.403
1,084,631.667
1,031,694.810
AXA Balanced Strategy
201,207,620.452
13,170,035.648
21,648,897.601
AXA Conservative Growth Strategy
97,022,222.335
5,711,707.146
9,557,147.969
AXA Conservative Strategy
65,558,512.946
3,033,838.220
7,793,223.043
AXA Franklin Balanced Managed Volatility
104,919,714.269
7,977,245.795
6,423,898.800
AXA Franklin Small Cap Value Managed Volatility
15,456,203.152
1,476,707.926
899,282.574
AXA Franklin Templeton Allocation Managed Volatility
99,172,167.549
7,188,742.021
8,991,957.328
AXA Global Equity Managed Volatility
120,039,968.082
11,472,775.704
8,373,658.129
AXA Growth Strategy
228,947,905.857
18,032,997.585
22,421,334.566
AXA International Core Managed Volatility
145,943,660.432
11,616,876.268
11,713,648.562
AXA International Managed Volatility
150,344,774.765
8,452,136.463
11,607,343.386
AXA International Value Managed Volatility
69,624,354.994
5,754,619.462
5,430,462.050
AXA Large Cap Core Managed Volatility
227,458,480.585
15,496,584.649
15,743,178.921
AXA Large Cap Growth Managed Volatility
142,242,158.548
12,151,602.767
10,691,325.587
AXA Large Cap Value Managed Volatility
258,078,574.371
21,918,902.457
19,250,181.853
AXA Mid Cap Value Managed Volatility
107,891,408.135
9,576,504.710
8,739,164.869
AXA Moderate Growth Strategy
378,684,016.463
26,655,802.471
36,264,834.704
AXA Mutual Large Cap Equity Managed Volatility
39,394,640.111
1,845,515.874
3,595,377.777
1290 VT Natural Resources
(formerly AXA Natural Resources)
1,671,377.354
554,278.088
670,489.854
1290 VT Real Estate
(formerly AXA Real Estate)
2,428,703.095
27,542.541
464,331.781
AXA SmartBeta Equity
1,271,394.655
21,271.862
2,749.192
AXA Templeton Global Equity Managed Volatility
56,469,037.080
4,514,891.548
4,854,607.412
AXA Ultra Conservative Strategy
20,762,357.554
2,306,772.731
1,947,449.706
AXA/AB Dynamic Growth
30,781,634.892
597,504.122
2,777,805.633
AXA/AB Dynamic Moderate Growth
184,269,451.027
14,195,777.265
14,448,768.340
AXA/AB Short Duration Government Bond
135,597,471.243
12,901,918.569
10,121,048.772
AXA/AB Small Cap Growth
86,714,218.159
7,503,126.169
7,492,899.601
AXA/ClearBridge Large Cap Growth
28,715,564.148
1,908,040.431
1,895,984.146
1290 VT DoubleLine Opportunistic Bond
(formerly AXA/DoubleLine Opportunistic Core Plus Bond)
4,018,202.731
566,718.369
2,675,757.788
AXA/Goldman Sachs Strategic Allocation
23,412,697.025
2,011,156.391
3,156,339.168
1290 VT Small Cap Value
(formerly AXA/Horizon Small Cap Value)
17,663,643.020
0.000
0.000
AXA/Invesco Strategic Allocation
14,751,048.382
602,031.241
808,626.377
AXA/Janus Enterprise
43,106,763.052
3,781,128.395
3,274,923.447
AXA/Legg Mason Strategic Allocation
5,471,983.018
201,802.667
182,302.026
AXA/Loomis Sayles Growth
68,457,369.273
9,268,116.500
4,278,481.711
1290 VT Micro Cap
(formerly AXA/Lord Abbett Micro Cap)
12,616,183.824
0
0
AXA/Morgan Stanley Small Cap Growth
26,139,148.681
0
0
EQ/BlackRock Basic Value Equity
69,651,371.697
6,386,877.709
5,626,007.689
1290 VT Equity Income
(formerly EQ/Boston Advisors Equity Income)
99,773,324.450
9,087,843.580
5,756,973.842
EQ/Capital Guardian Research
13,728,817.584
842,567.395
897,333.959
EQ/Common Stock Index
162,585,184.628
14,411,976.757
13,126,362.728
1290 VT Convertible Securities
(formerly EQ/Convertible Securities)
1,437,816.234
0
197,564.586
EQ/Core Bond Index
727,112,397.427
57,352,478.348
56,544,722.233
EQ/Emerging Markets Equity PLUS
4,871,097.060
25,962.171
275,613.357
1290 VT Energy
(formerly EQ/Energy ETF)
513,243.217
620.344
286,907.660
EQ/Equity 500 Index
109,762,435.874
11,022,291.735
7,833,526.389
1290 VT GAMCO Mergers & Acquisition
(formerly EQ/GAMCO Mergers and Acquisition)
17,007,936.201
1,118,551.671
1,117,609.501
1290 VT GAMCO Small Company Value
(formerly EQ/GAMCO Small Company Value)
44,003,983.579
5,007,469.089
3,253,280.274
EQ/Global Bond PLUS
31,516,801.881
1,527,033.839
2,004,730.047
1290 VT High Yield Bond
(formerly EQ/High Yield Bond)
18,845,717.811
46,646.858
511,561.444
EQ/Intermediate Government Bond
693,315,295.970
53,904,796.835
47,000,210.894
EQ/International Equity Index
167,465,861.600
15,432,410.112
10,047,864.055
EQ/Invesco Comstock
11,906,124.525
920,066.250
809,368.116
EQ/JP Morgan Value Opportunities
24,607,447.246
2,907,058.360
3,448,221.881
EQ/Large Cap Growth Index
83,450,419.960
9,560,608.252
7,920,729.639
EQ/Large Cap Value Index
61,577,087.111
7,461,344.439
4,397,645.129
1290 VT Low Volatility Global Equity
(formerly EQ/Low Volatility Global ETF)
412,633.020
0
85,459.533
EQ/MFS International Growth
154,280,885.881
16,436,938.365
12,781,895.582
EQ/Mid Cap Index
108,791,861.144
9,465,827.130
7,149,403.994
EQ/Money Market
1,189,730,876.686
103,843,347.372
117,702,461.500
EQ/Oppenheimer Global
11,444,807.429
703,796.517
747,414.031
EQ/PIMCO Global Real Return
6,042,576.474
493,963.182
690,037.557
EQ/PIMCO Ultra Short Bond
122,644,648.248
11,465,592.448
4,996,070.934
EQ/Quality Bond PLUS
162,187,027.031
15,490,535.614
13,069,685.052
EQ/Small Company Index
82,372,724.844
8,189,455.015
5,604,811.171
EQ/T. Rowe Price Growth Stock
22,352,810.666
1,754,464.352
1,808,636.859
EQ/UBS Growth and Income
9,104,401.386
930,681.481
500,287.043
Multimanager Aggressive Equity
17,869,878.797
1,851,287.888
1,350,429.471
Multimanager Core Bond
61,888,876.676
5,074,013.025
4,731,767.077
Multimanager Mid Cap Growth
16,752,060.122
1,649,833.656
1,151,540.766
Multimanager Mid Cap Value
11,984,707.277
1,204,678.203
494,915.636
Multimanager Technology
33,154,401.926
4,053,588.849
2,440,987.164

 At a Special Meeting of Shareholders held on March 28, 2017, shareholders of each Portfolio approved changes to each Fund’s fundamental investment restriction with respect to concentrating.  The results of the shareholder vote are as follows:

Portfolio
For
Against
Abstain
1290 VT Socially Responsible
8,862,769.056
977,311.704
1,335,223.250
1290 VT DoubleLine Dynamic Allocation
(formerly All Asset Moderate Growth – Alt 15)
2,774,744.147
161,632.004
295,594.918
ATM International Managed Volatility
171,661,129.238
0.000
0.000
ATM Large Cap Managed Volatility
264,871,622.012
0.000
0.000
ATM Mid Cap Managed Volatility
24,960,911.692
0.000
0.000
ATM Small Cap Managed Volatility
78,547,335.165
0.000
0.000
AXA 2000 Managed Volatility
134,083,600.812
11,488,358.904
9,373,564.603
AXA 400 Managed Volatility
28,360,844.141
2,475,049.101
2,166,220.472
AXA 500 Managed Volatility
327,984,446.971
28,339,766.715
23,233,324.719
AXA Aggressive Strategy
175,520,196.277
14,042,802.005
15,449,457.825
AXA All Asset Growth – Alt 20
12,163,231.948
1,121,017.765
1,170,535.167
AXA Balanced Strategy
198,505,599.657
14,322,114.161
23,198,839.882
AXA Conservative Growth Strategy
97,082,556.021
5,767,394.066
9,441,127.363
AXA Conservative Strategy
65,844,511.733
2,767,302.936
7,773,759.539
AXA Franklin Balanced Managed Volatility
104,086,175.575
7,985,000.298
7,249,682.991
AXA Franklin Small Cap Value Managed Volatility
15,458,390.589
1,489,978.822
883,824.241
AXA Franklin Templeton Allocation Managed Volatility
97,980,762.512
7,203,406.009
10,168,698.377
AXA Global Equity Managed Volatility
119,108,916.108
12,333,896.234
8,443,589.573
AXA Growth Strategy
227,699,216.290
18,463,520.013
23,239,501.705
AXA International Core Managed Volatility
144,897,973.591
11,751,416.060
12,624,795.611
AXA International Managed Volatility
149,945,604.437
9,166,016.098
11,292,635.677
AXA International Value Managed Volatility
69,233,775.921
5,727,023.989
5,848,636.596
AXA Large Cap Core Managed Volatility
225,938,977.406
16,623,615.770
16,135,651.888
AXA Large Cap Growth Managed Volatility
141,434,608.121
12,643,515.351
11,006,963.430
AXA Large Cap Value Managed Volatility
256,337,156.007
22,060,268.843
20,850,233.831
AXA Mid Cap Value Managed Volatility
107,367,951.771
9,798,180.982
9,040,944.961
AXA Moderate Growth Strategy
375,318,204.066
27,375,012.659
38,911,436.913
AXA Mutual Large Cap Equity Managed Volatility
38,604,194.542
1,858,910.432
4,372,429.091
1290 VT Natural Resources
(formerly AXA Natural Resources)
1,671,377.354
70,006.442
1,154,761.500
1290 VT Real Estate
(formerly AXA Real Estate)
2,376,569.175
79,676.478
464,331.781
AXA SmartBeta Equity
1,257,650.100
35,016.417
2,749.192
AXA Templeton Global Equity Managed Volatility
56,015,368.037
4,160,670.389
5,662,497.613
AXA Ultra Conservative Strategy
20,410,259.548
2,656,045.620
1,950,274.824
AXA/AB Dynamic Growth
30,467,002.466
887,118.366
2,802,823.815
AXA/AB Dynamic Moderate Growth
184,768,827.414
13,681,772.047
14,463,397.171
AXA/AB Short Duration Government Bond
135,854,089.373
11,306,001.784
11,460,347.427
AXA/AB Small Cap Growth
85,999,186.091
7,814,251.066
7,896,806.770
AXA/ClearBridge Large Cap Growth
28,649,707.229
2,135,615.965
1,734,265.531
1290 VT DoubleLine Opportunistic Bond
(formerly AXA/DoubleLine Opportunistic Core Plus Bond)
4,018,202.731
566,718.369
2,675,757.788
AXA/Goldman Sachs Strategic Allocation
23,564,208.803
1,781,187.283
3,234,796.498
1290 VT Small Cap Value
(formerly AXA/Horizon Small Cap Value)
17,663,643.020
0.000
0.000
AXA/Invesco Strategic Allocation
14,606,587.642
830,266.900
724,851.458
AXA/Janus Enterprise
42,692,362.004
4,106,840.070
3,363,612.820
AXA/Legg Mason Strategic Allocation
5,392,952.290
270,458.891
192,676.519
AXA/Loomis Sayles Growth
68,040,795.749
9,228,174.386
4,734,997.349
1290 VT Micro Cap
(formerly AXA/Lord Abbett Micro Cap)
12,616,183.824
0
0
AXA/Morgan Stanley Small Cap Growth
26,139,148.681
0
0
EQ/BlackRock Basic Value Equity
68,984,868.976
6,892,718.358
5,786,669.761
1290 VT Equity Income
(formerly EQ/Boston Advisors Equity Income)
99,042,945.733
9,261,050.428
6,314,145.711
EQ/Capital Guardian Research
13,648,802.225
829,596.357
990,320.356
EQ/Common Stock Index
161,415,696.835
15,190,845.462
13,516,981.816
1290 VT Convertible Securities
(formerly EQ/Convertible Securities)
1,437,816.234
84,389.053
113,175.516
EQ/Core Bond Index
720,078,418.894
61,643,814.614
59,287,364.500
EQ/Emerging Markets Equity PLUS
4,820,247.160
122,044.146
230,381.282
1290 VT Energy
(formerly EQ/Energy ETF)
513,863.567
0
286,907.660
EQ/Equity 500 Index
108,933,519.823
11,195,043.196
8,489,691.018
1290 VT GAMCO Mergers & Acquisition
(formerly EQ/GAMCO Mergers and Acquisition)
16,802,911.481
1,251,010.541
1,190,175.351
1290 VT GAMCO Small Company Value
(formerly EQ/GAMCO Small Company Value)
43,872,253.388
4,974,701.339
3,417,778.215
EQ/Global Bond PLUS
31,303,302.428
1,554,331.040
2,190,932.550
1290 VT High Yield Bond
(formerly EQ/High Yield Bond)
18,044,094.065
482,037.977
877,794.245
EQ/Intermediate Government Bond
686,065,422.717
60,388,978.287
47,765,902.696
EQ/International Equity Index
165,043,302.411
16,647,789.157
11,255,044.495
EQ/Invesco Comstock
11,908,171.777
989,023.807
738,363.306
EQ/JP Morgan Value Opportunities
24,991,856.279
2,426,207.870
3,544,663.338
EQ/Large Cap Growth Index
83,510,240.433
9,464,707.702
7,956,809.716
EQ/Large Cap Value Index
61,671,526.167
7,289,486.953
4,475,063.560
1290 VT Low Volatility Global Equity
(formerly EQ/Low Volatility Global ETF)
412,633.020
0
85,459.533
EQ/MFS International Growth
154,729,861.918
16,747,197.935
12,022,659.975
EQ/Mid Cap Index
108,163,040.196
9,681,558.075
7,562,493.997
EQ/Money Market
1,171,431,600.178
117,145,211.089
122,699,874.290
EQ/Oppenheimer Global
11,299,897.162
806,967.787
789,153.027
EQ/PIMCO Global Real Return
6,009,930.261
505,205.055
711,441.898
EQ/PIMCO Ultra Short Bond
117,755,055.402
15,598,569.858
5,752,686.370
EQ/Quality Bond PLUS
161,005,227.073
15,590,819.525
14,151,201.099
EQ/Small Company Index
81,827,931.937
8,113,498.678
6,225,560.415
EQ/T. Rowe Price Growth Stock
22,351,127.229
1,671,902.413
1,892,882.235
EQ/UBS Growth and Income
8,797,284.880
1,110,223.579
627,861.451
Multimanager Aggressive Equity
17,735,181.470
1,943,810.817
1,392,603.870
Multimanager Core Bond
61,698,832.608
5,069,361.660
4,926,462.114
Multimanager Mid Cap Growth
17,005,084.313
1,599,655.415
948,694.816
Multimanager Mid Cap Value
11,896,317.712
1,222,412.877
565,570.527
Multimanager Technology
33,140,802.435
3,990,312.530
2,517,862.974

 At a Special Meeting of Shareholders held on March 28, 2017, shareholders of each Portfolio approved changes to each Fund’s fundamental investment restriction with respect to investing in real estate.  The results of the shareholder vote are as follows:

Portfolio
For
Against
Abstain
1290 VT Socially Responsible
8,566,812.491
1,332,433.208
1,276,058.311
1290 VT DoubleLine Dynamic Allocation
(formerly All Asset Moderate Growth – Alt 15)
2,723,158.603
213,570.944
295,241.522
ATM International Managed Volatility
171,661,129.238
0.000
0.000
ATM Large Cap Managed Volatility
264,871,622.012
0.000
0.000
ATM Mid Cap Managed Volatility
24,960,911.692
0.000
0.000
ATM Small Cap Managed Volatility
78,547,335.165
0.000
0.000
AXA 2000 Managed Volatility
134,958,478.865
11,689,856.247
8,297,190.443
AXA 400 Managed Volatility
28,385,705.290
2,609,506.542
2,006,901.882
AXA 500 Managed Volatility
330,890,366.102
27,020,139.970
21,647,036.029
AXA Aggressive Strategy
176,636,800.515
15,536,450.309
12,839,205.284
AXA All Asset Growth – Alt 20
12,357,384.000
1,203,049.946
894,350.934
AXA Balanced Strategy
199,542,856.541
15,916,910.908
20,566,786.252
AXA Conservative Growth Strategy
96,970,352.638
6,370,535.172
8,950,189.640
AXA Conservative Strategy
66,369,704.250
2,872,335.697
7,143,534.261
AXA Franklin Balanced Managed Volatility
103,995,058.400
8,529,545.558
6,796,255.282
AXA Franklin Small Cap Value Managed Volatility
15,316,243.583
1,685,479.043
830,471.026
AXA Franklin Templeton Allocation Managed Volatility
97,916,382.523
8,121,591.314
9,314,893.061
AXA Global Equity Managed Volatility
120,498,922.169
11,678,334.738
7,709,145.008
AXA Growth Strategy
232,029,766.852
15,937,085.560
21,435,385.596
AXA International Core Managed Volatility
145,767,946.064
12,090,250.443
11,415,988.755
AXA International Managed Volatility
150,191,860.754
9,979,682.843
10,232,711.017
AXA International Value Managed Volatility
69,723,507.978
6,399,609.357
4,686,318.980
AXA Large Cap Core Managed Volatility
227,016,175.456
16,726,304.203
14,955,765.404
AXA Large Cap Growth Managed Volatility
142,227,730.605
12,645,443.125
10,211,913.172
AXA Large Cap Value Managed Volatility
257,491,484.583
22,459,140.193
19,297,033.905
AXA Mid Cap Value Managed Volatility
108,069,800.673
9,841,424.363
8,295,852.678
AXA Moderate Growth Strategy
375,240,658.483
30,651,451.286
35,712,543.869
AXA Mutual Large Cap Equity Managed Volatility
38,663,200.873
1,978,022.306
4,194,310.885
1290 VT Natural Resources
(formerly AXA Natural Resources)
1,671,377.354
70,006.442
1,154,761.500
1290 VT Real Estate
(formerly AXA Real Estate)
2,428,703.095
27,542.541
464,331.781
AXA SmartBeta Equity
1,257,650.097
37,296.810
468.802
AXA Templeton Global Equity Managed Volatility
55,329,362.071
5,288,096.019
5,221,078.300
AXA Ultra Conservative Strategy
20,903,617.786
2,462,859.415
1,650,102.786
AXA/AB Dynamic Growth
30,589,147.826
932,300.196
2,635,496.625
AXA/AB Dynamic Moderate Growth
183,124,942.378
15,952,522.263
13,836,531.993
AXA/AB Short Duration Government Bond
136,224,033.287
11,532,240.946
10,864,163.366
AXA/AB Small Cap Growth
87,164,994.242
7,265,436.568
7,279,813.118
AXA/ClearBridge Large Cap Growth
28,593,983.672
2,246,040.115
1,679,564.939
1290 VT DoubleLine Opportunistic Bond
(formerly AXA/DoubleLine Opportunistic Core Plus Bond)
4,076,558.193
498,352.315
2,685,768.443
AXA/Goldman Sachs Strategic Allocation
23,693,851.035
2,016,974.137
2,869,367.412
1290 VT Small Cap Value
(formerly AXA/Horizon Small Cap Value)
17,663,643.020
0.000
0.000
AXA/Invesco Strategic Allocation
15,210,102.427
227,289.108
724,314.466
AXA/Janus Enterprise
43,076,320.010
4,025,593.691
3,060,901.193
AXA/Legg Mason Strategic Allocation
5,342,844.840
308,338.785
204,904.075
AXA/Loomis Sayles Growth
72,471,526.399
5,441,342.426
4,091,098.659
1290 VT Micro Cap
(formerly AXA/Lord Abbett Micro Cap)
12,616,183.824
0
0
AXA/Morgan Stanley Small Cap Growth
26,139,148.681
0
0
EQ/BlackRock Basic Value Equity
70,189,447.745
6,289,300.276
5,185,509.075
1290 VT Equity Income
(formerly EQ/Boston Advisors Equity Income)
100,357,291.603
9,051,335.941
5,209,514.328
EQ/Capital Guardian Research
14,038,188.557
661,991.687
768,538.694
EQ/Common Stock Index
163,088,149.603
14,790,216.298
12,245,158.211
1290 VT Convertible Securities
(formerly EQ/Convertible Securities)
1,396,820.164
125,385.123
113,175.516
EQ/Core Bond Index
730,928,281.175
58,285,273.037
51,796,043.796
EQ/Emerging Markets Equity PLUS
4,930,156.367
14,560.254
227,955.967
1290 VT Energy
(formerly EQ/Energy ETF)
490,090.446
23,773.120
286,907.660
EQ/Equity 500 Index
109,600,876.255
11,413,486.630
7,603,891.151
1290 VT GAMCO Mergers & Acquisition
(formerly EQ/GAMCO Mergers and Acquisition)
16,796,532.070
1,312,907.296
1,134,658.007
1290 VT GAMCO Small Company Value
(formerly EQ/GAMCO Small Company Value)
44,522,329.693
4,598,972.611
3,143,430.638
EQ/Global Bond PLUS
31,466,897.248
1,858,936.753
1,722,732.016
1290 VT High Yield Bond
(formerly EQ/High Yield Bond)
17,970,574.732
994,271.948
439,079.433
EQ/Intermediate Government Bond
699,189,619.387
53,515,232.024
41,515,444.871
EQ/International Equity Index
167,899,952.458
14,787,229.119
10,258,954.191
EQ/Invesco Comstock
12,093,994.027
817,060.110
724,504.754
EQ/JP Morgan Value Opportunities
24,696,130.691
3,115,343.050
3,151,253.946
EQ/Large Cap Growth Index
83,304,786.923
10,215,640.764
7,411,330.237
EQ/Large Cap Value Index
61,976,217.248
7,180,920.310
4,278,939.121
1290 VT Low Volatility Global Equity
(formerly EQ/Low Volatility Global ETF)
412,633.020
0
85,459.533
EQ/MFS International Growth
157,578,620.393
13,420,054.930
12,501,044.505
EQ/Mid Cap Index
108,365,907.577
9,948,736.165
7,092,448.526
EQ/Money Market
1,181,058,824.203
123,163,648.936
107,054,212.419
EQ/Oppenheimer Global
11,529,551.149
611,602.419
754,864.409
EQ/PIMCO Global Real Return
6,017,017.743
506,379.675
703,179.795
EQ/PIMCO Ultra Short Bond
123,250,222.199
11,486,691.603
4,369,397.828
EQ/Quality Bond PLUS
162,358,395.511
16,297,466.041
12,091,386.145
EQ/Small Company Index
82,079,226.730
8,376,820.505
5,710,943.795
EQ/T. Rowe Price Growth Stock
22,670,757.430
1,628,454.345
1,616,700.102
EQ/UBS Growth and Income
9,128,901.774
997,200.950
409,267.186
Multimanager Aggressive Equity
17,981,355.597
1,779,004.955
1,311,235.605
Multimanager Core Bond
62,408,576.690
4,978,564.585
4,307,515.504
Multimanager Mid Cap Growth
16,709,626.025
1,914,004.112
929,804.407
Multimanager Mid Cap Value
11,931,657.141
1,252,110.279
500,533.695
Multimanager Technology
33,786,039.072
3,480,506.724
2,382,432.144

 At a Special Meeting of Shareholders held on March 28, 2017, shareholders of each Portfolio approved changes to each Fund’s fundamental investment restriction with respect to investing in commodities.  The results of the shareholder vote are as follows:

Portfolio
For
Against
Abstain
1290 VT Socially Responsible
8,812,661.399
1,065,918.130
1,296,724.481
1290 VT DoubleLine Dynamic Allocation
(formerly All Asset Moderate Growth – Alt 15)
2,642,963.741
251,977.576
337,029.752
ATM International Managed Volatility
171,661,129.238
0.000
0.000
ATM Large Cap Managed Volatility
264,871,622.012
0.000
0.000
ATM Mid Cap Managed Volatility
24,960,911.692
0.000
0.000
ATM Small Cap Managed Volatility
78,547,335.165
0.000
0.000
AXA 2000 Managed Volatility
134,429,061.021
11,814,545.435
8,701,919.098
AXA 400 Managed Volatility
28,039,875.114
2,832,920.929
2,129,317.670
AXA 500 Managed Volatility
323,129,310.043
30,894,932.929
25,533,295.432
AXA Aggressive Strategy
176,550,951.016
15,343,262.992
13,118,242.100
AXA All Asset Growth – Alt 20
12,339,611.451
1,171,581.454
943,591.975
AXA Balanced Strategy
198,543,438.411
16,801,987.445
20,681,127.845
AXA Conservative Growth Strategy
95,764,361.727
7,298,912.206
9,227,803.517
AXA Conservative Strategy
66,208,665.474
2,762,226.406
7,414,682.328
AXA Franklin Balanced Managed Volatility
103,273,438.010
9,671,642.226
6,375,779.005
AXA Franklin Small Cap Value Managed Volatility
15,111,623.393
1,863,457.507
857,112.833
AXA Franklin Templeton Allocation Managed Volatility
97,287,790.204
8,643,623.796
9,421,452.898
AXA Global Equity Managed Volatility
119,032,231.758
12,776,427.327
8,077,742.830
AXA Growth Strategy
227,279,967.083
19,057,976.980
23,064,293.945
AXA International Core Managed Volatility
144,769,950.405
13,027,049.843
11,477,185.014
AXA International Managed Volatility
148,884,667.520
9,522,662.041
11,996,925.053
AXA International Value Managed Volatility
69,222,257.017
6,599,932.333
4,987,246.964
AXA Large Cap Core Managed Volatility
226,073,665.550
17,208,779.339
15,415,800.175
AXA Large Cap Growth Managed Volatility
141,085,461.315
13,519,625.659
10,479,999.928
AXA Large Cap Value Managed Volatility
255,634,238.193
24,472,121.415
19,141,299.073
AXA Mid Cap Value Managed Volatility
106,804,889.150
10,873,586.285
8,528,602.279
AXA Moderate Growth Strategy
377,020,604.358
30,180,895.548
34,403,153.732
AXA Mutual Large Cap Equity Managed Volatility
39,109,296.451
2,179,518.632
3,546,718.981
1290 VT Natural Resources
(formerly AXA Natural Resources)
1,663,632.163
77,751.631
1,154,761.500
1290 VT Real Estate
(formerly AXA Real Estate)
2,406,723.969
49,521.667
464,331.781
AXA SmartBeta Equity
1,257,650.100
35,016.417
2,749.192
AXA Templeton Global Equity Managed Volatility
56,298,976.569
4,809,421.094
4,730,138.377
AXA Ultra Conservative Strategy
20,918,707.804
2,376,941.925
1,720,930.257
AXA/AB Dynamic Growth
30,449,156.777
860,141.806
2,847,646.064
AXA/AB Dynamic Moderate Growth
182,443,945.242
16,132,602.792
14,337,448.599
AXA/AB Short Duration Government Bond
134,709,986.626
13,779,451.514
10,131,000.444
AXA/AB Small Cap Growth
87,038,245.122
7,086,019.048
7,585,979.427
AXA/ClearBridge Large Cap Growth
27,964,169.084
2,765,103.229
1,790,316.411
1290 VT DoubleLine Opportunistic Bond
(formerly AXA/DoubleLine Opportunistic Core Plus Bond)
4,008,192.077
566,718.369
2,685,768.443
AXA/Goldman Sachs Strategic Allocation
24,209,803.924
1,354,429.602
3,015,959.058
1290 VT Small Cap Value
(formerly AXA/Horizon Small Cap Value)
17,663,643.020
0.000
0.000
AXA/Invesco Strategic Allocation
15,201,828.540
136,856.190
823,021.271
AXA/Janus Enterprise
42,386,831.311
4,557,695.867
3,218,287.716
AXA/Legg Mason Strategic Allocation
5,389,006.364
262,177.261
204,904.075
AXA/Loomis Sayles Growth
67,128,877.323
10,556,915.801
4,318,174.360
1290 VT Micro Cap
(formerly AXA/Lord Abbett Micro Cap)
12,616,183.824
0
0
AXA/Morgan Stanley Small Cap Growth
26,139,148.681
0
0
EQ/BlackRock Basic Value Equity
69,332,109.678
7,003,957.523
5,328,189.582
1290 VT Equity Income
(formerly EQ/Boston Advisors Equity Income)
99,156,319.905
9,619,957.296
5,841,864.671
EQ/Capital Guardian Research
13,543,719.238
1,060,825.809
864,173.891
EQ/Common Stock Index
161,249,934.707
16,253,308.328
12,620,281.078
1290 VT Convertible Securities
(formerly EQ/Convertible Securities)
1,396,820.164
125,385.123
113,175.516
EQ/Core Bond Index
722,813,820.954
62,077,892.774
56,117,884.280
EQ/Emerging Markets Equity PLUS
4,734,299.893
210,416.728
227,955.967
1290 VT Energy
(formerly EQ/Energy ETF)
489,470.097
24,393.465
286,907.660
EQ/Equity 500 Index
108,411,642.069
12,399,418.553
7,807,193.378
1290 VT GAMCO Mergers & Acquisition
(formerly EQ/GAMCO Mergers and Acquisition)
16,804,381.607
1,342,170.732
1,097,545.034
1290 VT GAMCO Small Company Value
(formerly EQ/GAMCO Small Company Value)
43,659,310.598
5,340,737.410
3,264,684.934
EQ/Global Bond PLUS
31,858,486.811
1,468,190.078
1,721,889.129
1290 VT High Yield Bond
(formerly EQ/High Yield Bond)
18,312,254.390
233,926.178
857,745.719
EQ/Intermediate Government Bond
687,199,688.226
62,424,589.152
44,596,018.907
EQ/International Equity Index
167,503,496.230
15,819,769.859
9,622,869.679
EQ/Invesco Comstock
12,071,959.259
814,639.772
748,959.860
EQ/JP Morgan Value Opportunities
24,980,640.934
2,753,856.335
3,228,230.419
EQ/Large Cap Growth Index
82,888,563.512
10,428,074.548
7,615,119.863
EQ/Large Cap Value Index
61,598,285.938
7,621,123.983
4,216,666.758
1290 VT Low Volatility Global Equity
(formerly EQ/Low Volatility Global ETF)
412,633.020
0
85,459.533
EQ/MFS International Growth
154,302,285.397
17,154,055.281
12,043,379.150
EQ/Mid Cap Index
107,631,048.585
10,484,466.632
7,291,577.051
EQ/Money Market
1,183,820,725.252
122,338,264.100
105,117,696.206
EQ/Oppenheimer Global
11,451,936.038
657,211.531
786,870.408
EQ/PIMCO Global Real Return
5,619,498.454
900,802.833
706,275.959
EQ/PIMCO Ultra Short Bond
122,007,474.659
12,820,853.814
4,277,983.157
EQ/Quality Bond PLUS
162,195,492.305
16,169,385.748
12,382,369.644
EQ/Small Company Index
81,900,890.027
8,321,043.779
5,945,057.224
EQ/T. Rowe Price Growth Stock
22,197,899.005
1,863,201.012
1,854,811.860
EQ/UBS Growth and Income
8,700,457.489
1,357,908.178
477,004.243
Multimanager Aggressive Equity
17,885,239.606
1,846,182.896
1,340,173.655
Multimanager Core Bond
62,296,091.546
4,820,840.813
4,577,724.024
Multimanager Mid Cap Growth
16,578,768.693
1,792,336.275
1,182,329.628
Multimanager Mid Cap Value
11,983,436.012
1,201,989.637
498,875.466
Multimanager Technology
33,404,937.529
3,766,654.933
2,477,385.478

 At a Special Meeting of Shareholders held on March 28, 2017, shareholders of each Portfolio approved changes to each Fund’s fundamental investment restriction with respect to making loans.  The results of the shareholder vote are as follows:

Portfolio
For
Against
Abstain
1290 VT Socially Responsible
8,549,355.418
1,326,944.270
1,299,004.322
1290 VT DoubleLine Dynamic Allocation
(formerly All Asset Moderate Growth – Alt 15)
2,495,821.758
387,757.692
348,391.619
ATM International Managed Volatility
171,661,129.238
0.000
0.000
ATM Large Cap Managed Volatility
264,871,622.012
0.000
0.000
ATM Mid Cap Managed Volatility
24,960,911.692
0.000
0.000
ATM Small Cap Managed Volatility
78,547,335.165
0.000
0.000
AXA 2000 Managed Volatility
132,660,113.164
13,626,762.113
8,658,649.041
AXA 400 Managed Volatility
28,227,440.769
2,613,707.541
2,160,965.275
AXA 500 Managed Volatility
319,784,239.057
34,559,963.301
25,213,336.046
AXA Aggressive Strategy
171,393,608.344
19,465,868.374
14,152,979.390
AXA All Asset Growth – Alt 20
12,160,087.049
1,354,136.252
940,561.579

AXA Balanced Strategy
194,311,419.758
19,745,587.682
21,969,546.260
AXA Conservative Growth Strategy
94,648,050.663
8,317,637.819
9,325,388.968
AXA Conservative Strategy
65,140,186.867
3,595,151.703
7,650,235.638
AXA Franklin Balanced Managed Volatility
101,284,148.299
11,139,188.714
6,897,521.851
AXA Franklin Small Cap Value Managed Volatility
15,339,503.758
1,616,461.280
876,228.615
AXA Franklin Templeton Allocation Managed Volatility
96,579,410.886
9,470,928.996
9,302,527.016
AXA Global Equity Managed Volatility
118,112,326.187
13,817,057.985
7,957,017.743
AXA Growth Strategy
223,608,883.114
21,561,881.082
24,231,473.811
AXA International Core Managed Volatility
143,309,476.628
14,010,432.594
11,954,276.040
AXA International Managed Volatility
145,855,176.374
12,700,440.672
11,848,637.568
AXA International Value Managed Volatility
68,799,215.879
6,902,640.740
5,107,579.888
AXA Large Cap Core Managed Volatility
224,625,199.641
18,798,749.388
15,274,295.125
AXA Large Cap Growth Managed Volatility
139,547,488.183
14,949,004.218
10,588,594.501
AXA Large Cap Value Managed Volatility
252,854,387.005
26,114,419.910
20,278,851.766
AXA Mid Cap Value Managed Volatility
106,265,525.252
11,285,161.551
8,656,390.911
AXA Moderate Growth Strategy
366,724,063.754
39,942,987.047
34,937,602.837
AXA Mutual Large Cap Equity Managed Volatility
37,612,702.457
2,813,792.513
4,409,039.095
1290 VT Natural Resources
(formerly AXA Natural Resources)
1,671,377.354
70,006.442
1,154,761.500
1290 VT Real Estate
(formerly AXA Real Estate)
2,302,437.914
153,807.722
464,331.781
AXA SmartBeta Equity
1,257,650.100
35,016.417
2,749.192
AXA Templeton Global Equity Managed Volatility
54,673,841.161
5,801,638.687
5,363,056.540
AXA Ultra Conservative Strategy
20,290,964.303
2,872,526.887
1,853,088.802
AXA/AB Dynamic Growth
30,291,173.175
1,245,368.688
2,620,402.784
AXA/AB Dynamic Moderate Growth
178,861,559.748
19,144,340.344
14,908,096.541
AXA/AB Short Duration Government Bond
134,356,301.284
12,960,609.977
11,303,527.323
AXA/AB Small Cap Growth
85,522,431.713
8,282,161.452
7,905,650.764
AXA/ClearBridge Large Cap Growth
28,128,503.437
2,692,657.734
1,698,427.555
1290 VT DoubleLine Opportunistic Bond
(formerly AXA/DoubleLine Opportunistic Core Plus Bond)
4,008,192.077
566,718.369
2,685,768.443
AXA/Goldman Sachs Strategic Allocation
23,412,371.214
2,125,509.771
3,042,311.599
1290 VT Small Cap Value
(formerly AXA/Horizon Small Cap Value)
17,663,643.020
0.000
0.000
AXA/Invesco Strategic Allocation
14,719,995.599
678,759.569
762,950.833
AXA/Janus Enterprise
41,871,469.793
4,927,462.211
3,363,882.890
AXA/Legg Mason Strategic Allocation
5,366,476.985
284,706.650
204,904.075
AXA/Loomis Sayles Growth
66,602,578.016
10,556,487.013
4,844,902.455
1290 VT Micro Cap
(formerly AXA/Lord Abbett Micro Cap)
12,616,183.824
0
0
AXA/Morgan Stanley Small Cap Growth
26,139,148.681
0
0
EQ/BlackRock Basic Value Equity
68,496,702.846
7,822,964.089
5,344,590.160
1290 VT Equity Income
(formerly EQ/Boston Advisors Equity Income)
99,423,934.332
9,384,965.178
5,809,242.362
EQ/Capital Guardian Research
13,425,816.748
1,106,706.704
936,195.486
EQ/Common Stock Index
159,028,898.768
18,381,217.224
12,713,408.122
1290 VT Convertible Securities
(formerly EQ/Convertible Securities)
1,522,205.303
0
113,175.516
EQ/Core Bond Index
711,828,174.820
72,232,536.732
56,948,886.456
EQ/Emerging Markets Equity PLUS
4,776,449.780
122,819.326
273,403.482
1290 VT Energy
(formerly EQ/Energy ETF)
513,243.217
620.344
286,907.660
EQ/Equity 500 Index
107,313,122.523
12,794,888.024
8,510,243.451
1290 VT GAMCO Mergers & Acquisition
(formerly EQ/GAMCO Mergers and Acquisition)
16,646,166.435
1,460,146.664
1,137,784.274
1290 VT GAMCO Small Company Value
(formerly EQ/GAMCO Small Company Value)
43,578,499.914
5,486,505.225
3,199,727.803
EQ/Global Bond PLUS
31,392,165.291
1,933,039.613
1,723,360.862
1290 VT High Yield Bond
(formerly EQ/High Yield Bond)
18,243,879.989
302,300.579
857,745.719
EQ/Intermediate Government Bond
680,337,394.579
66,970,459.889
46,912,441.816
EQ/International Equity Index
163,884,121.529
18,713,517.044
10,348,497.195
EQ/Invesco Comstock
11,820,015.087
1,017,345.140
798,198.676
EQ/JP Morgan Value Opportunities
24,795,273.323
2,765,084.634
3,402,369.731
EQ/Large Cap Growth Index
82,147,936.128
11,108,399.341
7,675,422.455
EQ/Large Cap Value Index
60,935,598.653
8,277,990.776
4,222,487.251
1290 VT Low Volatility Global Equity
(formerly EQ/Low Volatility Global ETF)
412,633.020
0
85,459.533
EQ/MFS International Growth
155,415,787.363
15,070,465.529
13,013,466.936
EQ/Mid Cap Index
106,460,813.430
11,623,180.603
7,323,098.235
EQ/Money Market
1,161,700,501.630
137,421,863.787
112,154,320.142
EQ/Oppenheimer Global
11,236,196.466
931,952.810
727,868.700
EQ/PIMCO Global Real Return
5,677,987.843
868,481.693
680,107.678
EQ/PIMCO Ultra Short Bond
120,444,132.561
12,838,894.511
5,823,284.558
EQ/Quality Bond PLUS
159,986,574.481
18,296,034.383
12,464,638.833
EQ/Small Company Index
80,606,843.806
9,481,872.091
6,078,275.133
EQ/T. Rowe Price Growth Stock
21,824,783.487
2,276,010.644
1,815,117.746
EQ/UBS Growth and Income
8,442,055.568
1,488,164.613
605,149.729
Multimanager Aggressive Equity
17,598,020.271
2,173,346.600
1,300,229.286
Multimanager Core Bond
61,191,027.323
5,850,567.252
4,653,062.203
Multimanager Mid Cap Growth
16,260,524.305
2,083,945.522
1,208,964.717
Multimanager Mid Cap Value
11,691,353.950
1,470,198.250
522,748.863
Multimanager Technology
32,731,954.393
4,479,770.660
2,437,252.886

       At a Special Meeting of Shareholders held on March 28, 2017, shareholders of the 1290 VT DoubleLine
Dynamic Allocation Portfolio (formerly, All Asset Moderate Growth-Alt 15 Portfolio) approved a new investment management agreement between the Trust and FMG LLC. The results of the shareholder vote are as follows:

Portfolio
For
Against
Abstain

2,797,922.254
138,293.399
295,755.416